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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  October 16, 1998


                           SCHEIN PHARMACEUTICAL, INC.
             (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)

              1-14019                               11-2726505
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                                100 Campus Drive
                         Florham Park, New Jersey 07932
                    (Address of principal executive offices)

                                 (973) 593-5500
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              (Registrant's telephone number, including area code)


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Inapplicable
- -------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On October 16, 1998, Schein Pharmaceutical, Inc. ("Schein") announced in a press release that its Phoenix-based subsidiary Steris Laboratories, Inc. expects to resume manufacturing and distributing certain drugs, including Schein's branded prodcut INFeD(R), under a consent agreement reached with the Food and Drug Administration (FDA). This agreement was executed and filed in the United States District Court of Arizona on October 21, 1998. Additionally, Schein announced it expects to take a one-time after tax charge of approximately $135 million in 1998, the majority of which is for the write-off of goodwill.

A copy of the press release and consent agreement referred to above is attached to this Form 8-K as an Exhibit and is incorporated herein by reference.

Certain of the matters discussed in this Current Report on Form 8-K and in the press releases attached as exhibits hereto contain statements concerning future events or results. These "forward looking" statements involve certain significant risks and uncertainties, and actual results may differ materially from the forward-looking statements. Some important factors which may cause results to differ include: the uncertainty and difficulty of predicting FDA approvals, uncertainties associated with the implementation of the terms and conditions of the consent decree affecting the Steris facility, the uncertainty of acceptance and demand for the Company's new products, the impact of competitive products and pricing, the availiability of raw materials, uncertainties associated with litigation and regulatory matters, and fluctuations in operating results. Other important factors that may cause actual results to differ materially from the forward looking statements are discussed in the "Risk Factors" and "Management's Discussion & Analysis of Financial Condition and Results of Operations" sections of the Company's prospectus dated April 8, 1998, which is on file with the Securities and Exchange Commission as part of the Company's Registration Statement on Form S-1. Readers are urged to read the prospectus carefully to better understand these factors. The Company does not undertake to publicly update or revise any of its forward looking statements even if experience or future changes show that the indicated results or events will not be realized.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS

         99.1     Press Release dated October 16, 1998.

         99.2 Consent Decree executed and filed in the United States District Court, District of Arizona on October 21, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHEIN PHARMACEUTICAL, INC.



Dated:   October 27, 1998             By:  DARIUSH ASHRAFI
                                        --------------------------
                                           Dariush Ashrafi
                                           Executive Vice President and
                                            Chief Financial Officer


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                         INDEX TO EXHIBITS

  Exhibit No.                        Description
- --------------                       ------------

         99.1     Press Release dated October 16, 1998.

         99.2 Consent Decree executed and filed in the United States District Court, District of Arizona on October 21, 1998